UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 25, 2014
Date of report (Date of earliest event reported)

Valmont Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On February 25, 2014, the Board of Directors of Valmont Industries, Inc. appointed Mark C. Jaksich as Valmont’s CFO to succeed Terry J. McClain, Valmont’s CFO, effective February 26, 2014.  Mr. Jaksich, age 56, has served as Valmont’s Vice President and Controller since 2000.  He served as Valmont’s Director of Corporate Accounting from April 1998 to February 2000 and as Controller – Valmont International from July 1994 to April 1998.

Information with respect to Mr. Jaksich’s compensation is set forth on Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Mark C. Jaksich Compensation Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: February 25, 2014
By: /s Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and
Chief Financial Officer

EXHIBITS

Exhibit No.	Description
99.1	Mark C. Jaksich Compensation Summary